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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under Rule 14a-12

Pediatrix Medical Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your vote matters! Pediatrix Medical Group, Inc. Annual Meeting of Shareholders Thursday, May 8, 2025 10:30 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MD for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/MD For a convenient way to view proxy materials, VOTE and obtain directions to attend the meeting go to www.proxydocs.com/MD To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 28, 2025. Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 8, 2025 for Shareholders of Record as of March 10, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/MD Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Pediatrix Medical Group, Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Elect eight Directors, each for a term expiring at the next annual meeting or until a successor has been duly elected and qualified; 1.01. Laura A. Linynsky 1.02. Thomas A. McEachin 1.03. Mark S. Ordan 1.04. Michael A. Rucker 1.05. Guy P. Sansone 1.06. John M. Starcher, Jr. 1.07. Shirley A. Weis 1.08. Sylvia J. Young 2. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2025 fiscal year; 3. Conduct an advisory vote regarding the compensation of our named executive officers for the 2024 fiscal year; and 4. Consider and act upon such other business as may properly come before the annual meeting.